SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant |X|

                 Filed by a Party other than the Registrant |_|


Check the appropriate box:

|_|  Preliminary Proxy Statement               |_| Confidential For Use of the
                                                   Commission Only (as Permit-
                                                   ted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

                       |_| Definitive Additional Materials

         |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  ENTERTAINMENT TECHNOLOGIES and PROGRAMS, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

                 Payment of filing fee: (Check the appropriate box):

                               |X| No fee required

                 |_| Fee computed on table below per Exchange Act
                            Rule 14a-6(I)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

 (3) Filing Party:

 (4) Date Filed:


                   ENTERTAINMENT TECHNOLOGIES and PROGRAMS, INC.
                          17300 SATURN LANE, SUITE 111
                              HOUSTON, TEXAS 77058

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 26, 2002


The Annual Meeting of Stockholders (the "Annual Meeting") of Entertainment Technologies and Programs, Inc. (the "Company") will be held at the Galaxy Ballroom of the Holiday Inn located at 1300 Nasa Road One, Houston, Texas 77058, on Thursday, September 26, 2002 at 10:00 AM (CST) for the following purposes:

(1) To elect one (1) director.

(2) To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on August 26, 2002, will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. To make room reservations at the Holiday Inn, please call (281) 333-2500 and ask for the ETPI room rate. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ George C. Woods
                                 Acting Chairman of the Board of Directors
                                 and President


August 16, 2002
Houston, Texas


                   ENTERTAINMENT TECHNOLOGIES and PROGRAMS, INC.
                          17300 Saturn Lane, Suite 111
                              Houston, Texas 77058

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, September 26, 2002

         This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Entertainment Technologies and Programs, Inc., a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at the Galaxy Ballroom of the Holiday Inn located at 1300 Nasa Road One, Houston, Texas 77058, on Thursday, September 26, 2002 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about August 16, 2002. The cost of solicitation of proxies is being borne by the Company.

         The close of business on August 26, 2002, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of August 16, 2002, there were 71,260,045 shares of the Company's common stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. The nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted FOR THE ELECTION OF THE NOMINEE NAMED HEREIN. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

         The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

(1) TO ELECT ONE (1) DIRECTOR FOR THE ENSUING YEAR
---------------------------------------------------

         The person named in the enclosed Proxy has been selected by the Board of Directors to serve as proxy (the "Proxy") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. He has indicated that, unless otherwise specified in the Proxy, he intends to elect as a Director the nominee listed below. The nominee is presently member of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominee listed below. Although the Board of Directors of the Company does not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person as may be nominated by the Board of Directors.

         The Board of Directors unanimously recommends a vote FOR the election of the nominee listed below.

                              NOMINEE FOR DIRECTOR

         Mr. Richard D. Gittin, age 55, currently serves as Principal of Gittin Consulting, which specializes in strategy development, strategic outsourcing and operations development. Lucent Technologies, Visteon Corporation and the United States General Accounting Office are among Mr. Gittin's clients. Prior to Gittin Consulting, Mr. Gittin served as Director of Information Technology for Union Carbide Corporation, where he developed a global information technology strategy and implemented a complete revision of the technology infrastructure. Prior to Union Carbide, Mr. Gittin served as the Director of Information Technology for the United States General Accounting Office in Washington, D.C., Managing Director - Infrastructure Services for Continental Bank, N.A., Director of Communications Systems, Motorola Incorporated, and Vice President - Marketing, Centel Business Systems, among other information technology and sales and marketing positions for large public companies.


        INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Company has no compensation committee, no audit committee and no nominating committee. Decisions concerning executive officer compensation for 2002 were made by the full Board of Directors.

         On February 21, 2002, the Board of Directors elected to classify each Director pursuant to the terms of classification as promulgated in Section 15
(b) of the Company's Amend By-Laws. Pursuant to such classification, the Board of Directors appointed Mr. Mark Stutzman and Mr. George C. Woods as Class II Directors and Mr. Gabriel Albert Martin and Mr. Kevin P. Regan as Class III directors. At the time, one seat was vacant and the Board appointed that seat to be a Class I directorship. Subsequently, on May 2, 2002, the Board unanimously approved the appointment of Mr. Richard D. Gittin to fill the vacant Class I directorship.

         As promulgated in our By-Laws approved by vote of the shareholders on or about May 29, 2001, the directors of the corporation shall be divided into three (3) classes as nearly equal in size as practicable, which classes are hereby designated as Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of stockholders after the 2000 annual meeting of stockholders, or at any adjournments thereof; the term of office of the initial Class II directors shall expire at the second regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof; and the term of office of the initial Class III directors shall expire at the third regularly-scheduled annual meeting of stockholders after the 1998 annual meeting of stockholders, or at any adjournments thereof. For purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the 1998 annual meeting of stockholders, or any adjournment thereof. The designation of said directors of Class I, Class II, and Class III shall be by a majority vote of the Board of Directors or, if agreement cannot be reached, by length of prior service on the Board. At each annual meeting of stockholders after the 1998 annual meeting of stockholders or any adjournment thereof, directors to replace those of the Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders and until their respective successors have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in the number of directorships shall be so apportioned among the classes so as to make all the classes as nearly equal in number as practicable.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Messrs. Woods, Stutzman, Martin, Regan and Gittin failed to timely file Form 3 and Form 4, as applicable. Prior to the Annual Meeting, each will be in compliance with the required filings.


                             EXECUTIVE COMPENSATION

         The following table reflects all forms of compensation for services to the Company for the fiscal years ended September 30, 1999, 2000, and 2001 of certain executive officers. No other executive officer of the Company received compensation that exceeded $100,000 during 2001.

                                                           Annual Compensation
                                                  ---------------------------------------
            Name and Principal Position               Year         Salary       Stock            Other Annual
                                                                                Bonus
                                                                                (Shares)
                                                                                   (1)           Compensation
            -------------------------------------    -------     -----------    -----------    -----------------

            George C. Woods, President, Chief
            Financial Officer, and Interim
            Chief Executive Officer...........        2001        $102,000      700,000(2)          None

(1) The Company adopted an Employee Stock Bonus Plan effective March 15, 2001.
(2) Mr. Woods received 700,000 shares as a signing bonus pertaining to his employment agreement, signed February 28, 2001.



                              DIRECTOR COMPENSATION


         We compensate members of our Board of Directors as follows:

For all four meetings attended................     50,000 shares

Per meeting attended..........................     10,000 shares

Additional for any special meetings...........     10,000 shares

For telephone attendance......................     2,500 shares



         During 2001, we issued 365,000 shares of our common stock to our Directors as compensation for those meeting in which the participated.


                           EMPLOYEE STOCK OPTION PLAN

         The Company currently does not have a stock option plan.


                              EMPLOYMENT AGREEMENTS

         The Company has employment agreements with the following key employees:

----------------------- -- -------------------------- -- --------- -- --------- -- ------- -- ------------- -- -------
                                                                      Annual
                                                         Effective    Base                       Other
 Employee                          Position                Date        Salary      Bonus      compensation      Term
-----------------------    --------------------------    ---------    ---------    -------    -------------    -------
-----------------------    --------------------------    ---------    ---------    -------    -------------    -------
George C. Woods........... President, Interim-Chief      June         $102,000      (1)          None.         3
                           Executive Officer, Chief      19, 2000                                              years
                           Financial Officer and
                           Director

Robert N. Carroll......... President, Nitelife           February     $84,000       (2)          None.         3
                           Military Entertainment,       28, 2001                                              years
                           Inc.

Timothy B. Hay............ Director of Sales and         February     $70,000       (3)          None.         2
                           Marketing, Performance        25, 2002                                              years
                           Sound and Light and
                           Nitelife Military
                           Entertainment, Inc.

Mark A. Madamba........... General Manager, Hero's       February     $60,000       (4)          None.         3
                           Family Fun                    28, 2001                                              years
                           Entertainment, Inc.

(1) Mr. Woods received 700,000 shares as a signing bonus pertaining to his employment agreement, signed February 28, 2001.
(2) On February 21, 2002, the Company issued 125,000 shares to Mr. Carroll, pursuant to the terms of his employment agreement.
(3) On February 21, 2002, 2002, the Company issued 100,000 shares to Mr. Hay, pursuant to the terms of his employment agreement.
(4) On February 21, 2002, 2002, the Company issued 100,000 shares to Mr. Madamba, pursuant to the terms of his employment agreement.


               STOCK OWNERSHIP OF MAJOR STOCKHOLDERS AND OFFICERS

         The following table sets forth certain information at July 31, 2002, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company who owns beneficially more than 5% of the outstanding shares, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. As of July 31, 2002, there were 71,260,045 shares of Common Stock outstanding. Messrs. Woods, Stutzman, Martin, Regan and Gittin have sole voting and investment power with respect to the shares shown as beneficially owned by each of them.

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 31, 2002, for (a) each person known by us to own beneficially more than 5% of the common stock, (b) each director, (c) each executive officer identified in the compensation table above, and (d) officers and directors of the Company as a group.

---------------------------------- -- ---------------------------------- -- --------------- -- ---------------
                                                                              Number of
                                                                                Shares
                                                                             Beneficially        Percentage
Name of Beneficial Owner                          Position                      Owned              Owned
----------------------------------    ----------------------------------    ---------------    ---------------
Butcher Family Trust and              Former Chairman and Chief                 4,601,058             6.46%
Beneficial Ownership (1) .............Executive Officer
Mark E. Stutzman......................Director.                                    62,500               --%
George C. Woods.......................Interim-Chief Executive
                                      Officer, President, Chief
                                      Financial Officer and Director              950,000              1.3%
Gabriel Albert Martin (2).............Director.                                   807,143              1.1%
Kevin P. Regan (3)....................Director.                                   483,754              0.7%
Richard D. Gittin.....................Director.                                   350,000              0.5%
                                                                            ---------------    ---------------
                                                                            ---------------    ---------------
All Officers and Directors as a                                                 7,254,455             10.2%
group.............................
                                                                            ===============    ===============
------------------------------------

(1) Based on our stock register provide to us by American Stock Transfer as of July 31, 2002.
(2) Includes warrants granted to Gabriel Albert Martin, a director of the company, as part of a $15,000 equity financing completed in July 2001. Mr. Martin has the right to acquire up to 500,000 shares of our common stock. The warrant grants the holder the right to acquire each share of our common stock at a price of $0.045 per share. The warrant expires December 6, 2002.
(3) Includes warrants to purchase 438,040 shares of our common stock. The warrant grants the holder the right to acquire our common stock at a price of $0.09 per share. The warrant expires August 8, 2006.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than those transactions listed below, there have been no material transactions, series of similar transactions, currently proposed transactions, or a series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer or any security holder who is known to us to own of record or beneficially more than 5% of our common stock or any member of the immediate family of any of the foregoing persons, had a material interest.

         On September 5, 2001, we entered into a loan agreement with Gabriel Albert Martin, as trustee, in the amount of $200,000. This loan has a term of two years with interest payable in our common stock at the rate of 12% per year. At the end of the 2-year term, the entire principal amount will be due and payable. This loan was secured by an interest in the property and equipment of our subsidiary, Nitelife Military Entertainment, Inc., as well as through the pledge of the stock of Nitelife Military Entertainment, Inc., which is owned by us. In consideration for this loan, Mr. Martin received the right to nominate two members to our Board of Directors. At that time, our Board of Directors consisted of five members, of which there were two vacancies. Mr. Martin filled the two vacancies through the nomination of himself and Mr. Woods. Additionally, the loan agreement contains certain provisions regarding the acceleration of repayment of this loan including, but not limited to, the sale of assets by us, violation of maximum allowable debt covenants, and the receipt of cash proceeds from debt or equity financing in an amount greater than $1,000,000. On February 8, 2002, Mr. Martin, as trustee, agreed to accrue the interest payable quarterly in stock to the maturation of the note. The accrued interest shall be payable in the form of common stock at the then market price. The number of shares to be issued for the payment of interest will be calculated by dividing the total amount of interest due and payable divided by the average of the closing bid and ask prices of our common stock for the ten trading days prior to September 5, 2003.

         On November 8, 2001, we entered into a second loan agreement with Mr. Martin, as trustee, in the amount of $70,000. This loan has a term of 90 days with interest payable in cash at the rate of 12% per year. At the end of the 90-day term, the entire principal and accrued interest will be due and payable. This loan is included under the security and stock pledge agreements previously entered into in conjunction with Mr. Martin's $200,000 loan dated September 5, 2001. On February 8, 2002, Mr. Martin, as trustee, agreed to extend the term of this loan for an additional 30 days, with the option for additional 30-day extensions and his discretion.

         On December 19, 2001, we entered into a third loan agreement with Mr. Martin, in the amount of $250,000. This loan has a term of 18 months with interest payable quarterly in cash at the rate of 16% per year. The principal, also payable quarterly, is amortized over 48 months with a balloon payment in the amount of $156,250 due and payable upon maturity of the loan. This loan is also included under the security and stock pledge agreements previously entered into in conjunction with Mr. Martin's $200,000 loan. In consideration for this loan, Mr. Martin received the right to nominate one additional member to our Board of Directors. Additionally, the loan agreement contains certain provisions regarding the acceleration of repayment of this loan including, but not limited to, changes in executive management, the Board of Directors, and the receipt of cash proceeds from debt or equity financing in an amount greater than $1,000,000. With this loan, Mr. Martin now has the right to nominate 3 out of 5 members in total to our Board of Directors.

         On March of 2002, Richard D. Gittin, who subsequently became one of our directors on May 2, 2002, purchased 350,000 shares of our common stock for $10,000.

         In April 2001, Jack D. Nolan, formerly a member of our Board of Directors, made a loan to the Company in the amount of $20,000. This loan was repaid in whole on December 26, 2001.

(2) OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.



                        FUTURE PROPOSALS OF STOCKHOLDERS

         The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the Annual Meeting of Stockholders for the fiscal year ended September 30, 2001 is Monday, August 26, 2002.


                       BY ORDER OF THE BOARD OF DIRECTORS





                                  /s/ George C. Woods
                                  Acting Chairman of the Board of Directors
                                  and President

Houston, Texas


                                      PROXY

                   ENTERTAINMENT TECHNOLOGIES and PROGRAMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY SEPTEMBER 26, 2002

The undersigned hereby appoints George C. Woods as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Entertainment Technologies and Programs, Inc. held of record by the undersigned on August 26, 2002, at the Annual Meeting of Stockholders to be held on Thursday, September 26, 2002, at 10:00 AM (CST) at the Galaxy Ballroom of the Holiday Inn located at 13000 Nasa Road One, Houston, Texas 77058 and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1.

1. ELECTION OF DIRECTOR OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)
----------------------------------------------------------------------

 [  ] FOR the nominee listed below except   [  ] WITHHOLD authority to vote for
         as marked to the contrary               the  nominee below

                                RICHARD D. GITTIN

2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     [  ] FOR     [  ] AGAINST      [  ] ABSTAIN

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

---------------------              -----------------------------------
Number of                                   Signature
Shares Owned
                                             -----------------------------------
                                    (Typed or Printed Name)

                                             -----------------------------------
                                    Signature if held jointly

                                             -----------------------------------
                                    (Typed or Printed Name)

                                   DATED: ___________________________


            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.